Exhibit 99.1

1 Old Second Bancorp Bill Skoglund Chairman 630-906-5483 James Eccher COO 630-966-2425 Doug Cheatham CFO 630-906-5484 NASDAQ; OSBC

2 Forward-looking statements In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations. Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions. Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings. Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation.

3 Profile Established in 1871 and Headquartered in Aurora, Illinois Deposit Market Share Leader in Kane and Kendall Counties (Illinois) $1.94 Billion in Assets $1.37 Billion in Loans $1.74 Billion in Deposits Wealth Management Group manages over $1 Billion in assets 28 Locations 82 ATM Locations

4 Branch Footprint Chicago

5 Performance Summary (Dollars in Thousands, Except Per Share Data) 2011 2010 2009 Assets $1,941,418 $2,123,921 $2,596,657 Loans $1,368,985 $1,690,129 $2,062,826 Deposits $1,740,781 $1,908,528 $2,206,277 Provision for loan losses $8,887 $89,668 $96,715 Net interest margin 3.54% 3.64% 3.47% Net income ($6,498) ($108,649) ($65,588) Deferred tax asset valuation reserve - ($69,837) - Goodwill impairment, net of taxes - - ($35,541) Diluted loss per share ($0.79) ($8.03) ($5.04) Bank net income $398 ($95,185) ($60,882) See non-GAAP disclosures contained in the appendix.

6 Noninterest Expenses * Excludes goodwill impairment. $87 $101 $98 $78 $74 $73 $ - $20 $40 $60 $80 $100 $120 2009* 2010 2011 Millions Noninterest Expenses Excluding OREO

7 Employee Costs 618 492 0 100 200 300 400 500 600 700 2008 2011 Number of Employees (FTE)

8 Core Earnings (Pre-tax, Pre-Credit Costs) (Dollars in Thousands) Net income available to common shareholders ($11,228) Provision for loan losses $8,887 OREO expense, net of OREO income $19,410 Legal fees (primarily credit related) $4,118 Core earnings $21,187

9 Capital Ratios Old Second Bancorp, Inc. 12/31/08 12/31/09 12/31/10 12/31/11 Total risk based capital 10.76% 13.26% 11.46% 12.38% Tier 1 risk-based capital 7.66% 9.96% 6.09% 6.21% Leverage capital 6.50% 8.48% 4.74% 4.98% Tangible capital 4.33% 7.36% 3.70% 3.58% Tangible common equity 4.33% 4.69% 0.40% (0.08%) See non-GAAP disclosures contained in the appendix.

10 Capital Ratios Old Second National Bank 12/31/08 12/31/09 12/31/10 12/31/11 Total risk based capital 11.54% 11.57% 11.63% 12.97% Tier 1 risk-based capital 10.29% 10.30% 10.34% 11.70% Leverage capital 8.72% 8.89% 8.10% 9.34% Tangible capital 8.47% 9.66% 8.65% 9.18% See non-GAAP disclosures contained in the appendix.

11 Liquidity as of December 31, 2011 (In Thousands) Total Availability Used or Pledged Unused Capacity Overnight funds $45,224 $0 $45,224 Federal Home Loan Bank of Chicago 48,436 3,052 45,384 Federal Reserve Secured Borrowing 186,690 0 186,690 Securities Portfolio 321,664 91,515 230,149 Total $602,014 $94,567 $507,447

12 Loan Portfolio Mix (In Millions) 2010 2011 Commercial & Industrial $ 174 $ 100 Real Estate - Commercial 821 705 Real Estate - Construction 129 71 Real Estate - Residential 558 477 Other 8 16 $ 1,690 $ 1,369 Commercial & Industrial 10% RE Commercial 48% RE Construction 8% RE Residential 33% Other 1% 2010 Commercial & Industrial 7% RE Commercial 52% RE Construction 5% RE Residential 35% Other 1% 2011

13 Nonperforming Assets $0 $50 $100 $150 $200 $250 $300 $350 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Millions Nonperforming Assets Nonperforming Loans

14 Commercial Real Estate Composition As of December 31, 2011 % of CRE Portfolio % of Segment NPL 30-89 Owner Occupied 51% 9% 0.28% Non-Owner Occupied 40% 7% 0.17% Strip Malls 9% 27% 0.0% Average Loan Size is approximately $200,000 Less than 4% of it is located in areas outside of NE Illinois Primarily comprised of typical low-rise, suburban office, industrial, warehouse and retail properties Only 0.21% of CRE portfolio is 30-89 days past due and accruing

15 Commercial Real Estate Total Portfolio/Nonperforming/Charge-Offs

16 Credit Quality Summary Problems concentrated primarily in special purpose CRE and Retail Strip C&D Exposure declining rapidly Classified assets reduced by 40% in 2011 Valuations stabilizing/increasing in multi-family and industrial CRE BID/ASK spreads on distressed assets narrowing Substantially increased resources in Special Assets Early stage delinquencies at a 4 year low

17 2010 $1,908,528 Deposits 2011 $1,740,781 Difference: 2011 from 2010 (in millions) % Change Noninterest Bearing 31.1 9.4% Savings/NOW/MMA (20.8) -2.7% CDs (149.9) -19.6% Brokered CDs (28.2) -96.8 Net (167.8) -8.8% 42% 17% 41% 35% 21% 44% Non Interest Bearing Savings/NOW/MMA CDs

18 All Households Length of Relationship

19 Deposit Market Share KANE COUNTY 2011 Rank Institution 2011 Total Deposits in Markets ($000) 2011 Total Market Share (%) 1 Old Second 1,225,102 14.42 2 JP Morgan Chase 1,002,918 11.80 3 Harris (BMO Financial) 927,224 10.91 4 Fifth Third 649,049 7.64 KENDALL COUNTY 2011 Rank Institution 2011 Total Deposits in Markets ($000) 2011 Total Market Share (%) 1 Old Second 244,370 16.86 2 Castle (1st Nat’l of Omaha) 212,052 14.46 3 Oswego Community (Metropolitan Bancorp) 175,327 11.95 4 Allied First Banks 128,845 8.78

20 Residential Banking Highlights 2011 Mortgage Banking Income of $6.2 million Closed $235 million in first mortgages Increased Market Share in Kane County from 3.31% to 4.48% ranked #3 Increased Market Share in Kendall County from 2.97% to 3.43% ranked #4 Increased Market Share in DeKalb County from 3.66% to 5.41% ranked #6 Grew Servicing Portfolio from $427 million to $458 million

21 Wealth Management Highlights 2011 Over $1 Billion under management Pre-Tax income up 7% over last two years Pre-Tax gross profit margin remains high at 49% One of the largest Wealth Management groups in Western Suburbs of Chicago

22 4 Main Goals in 2011 1. Increase Capital Ratios Achieved regulatory Current Ratios Required Total 12.97% 11.25% Leverage 9.34% 8.75%

23 4 Main Goals in 2011 2. Reduce nonperforming & problem loans 2011 2010 Difference Non-accruals 127 212 (85) Problem loans accruing 106 178 (72) 233 390 (157) Total problems down over 40% OREO: $93 million

24 4 Main Goals in 2011 3. Maintain/Improve Liquidity Limited borrowings Very small amount brokered or non-core accounts Securities up from $149 million to $308 million

25 4 Main Goals in 2011 4. Return to profitability Nominal profit at Bank Bancorp net income » $113 million loss in 2010 » $11 million loss in 2011

26 4 Main Goals in 2012 1. Reduce problem loans further New workout section fully staffed Not as many new problems Values stabilizing in some types of real estate More potential buyers

27 4 Main Goals in 2012 2. Start growing loans/deposits Loans down 19% in 2011 Capital preservation strategy New capital stabilization strategy Problems moved away from lenders Economy slowly improving

28 4 Main Goals in 2012 3. Consistent profitability 2011 expenses need to be reduced OREO $24 million Allowance of Loan Losses $8.9 million Bank Insurance $3.3 million Legal $4.1 million TOTAL $40 million Watch expenses; Grow fee income; Sources like mortgage, wealth management, and other potential fee income; Grow loans; With loan growth, deposit growth

29 4 Main Goals in 2012 4. Maintain and grow capital Continue to exceed regulatory capital thresholds DTA recovery possible with lower problems, consistent profitability Additional capital when available and less dilutive

30 Appendix: Non-GAAP Disclosures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; ratios of tangible common equity to tangible assets and tangible book value to tangible assets; and core earnings. Our management uses these non-GAAP measures in its analysis of our performance. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is standard practice in the banking industry to present the net interest margin on a fully tax equivalent basis and, accordingly, believes that providing these measures may be helpful for peer comparison purposes. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Bank regulatory agencies have adopted capital standards by which all banks and bank holding companies are evaluated. Those agencies define the basis for these calculations including the prescribed methodology for the calculation of the amount of risk-weighted assets. The risk based capital guidelines were designed to make regulatory capital requirements more sensitive to differences in risk profiles among banks. The ratios disclosed are calculated consistently with banking regulatory requirements.

31 Appendix: Non-GAAP Disclosures The following table presents a reconciliation of total stockholders equity to tangible stockholders equity (in thousands): Tangible common equity December 31, 2009 December 31, 2010 December 31, 2011 Total stockholder's equity as reported $ 197,208 $ 83,958 $ 74,002 Less: preferred stock 69,039 69,921 70,863 Less: core deposit and other intangibles, net 6,654 5,525 4,678 Tangible common equity $ 121,515 $ 8,512 $ (1,539) The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented, assuming a 35% federal tax rate. Net interest margin % December 31, 2009 December 31, 2010 December 31, 2011 Net interest margin 3.35% 3.59% 3.52% Plus: Tax equivalent effect 0.12% 0.05% 0.02% Net interest margin, fully tax equivalent 3.47% 3.64% 3.54% Total interest income $ 132,650 $ 106,681 $ 85,423 Total interest expense 45,513 28,068 21,473 Net interest income as reported $ 87,137 $ 78,613 $ 63,950 Tax equivalent interest income 3,021 1,047 349 Tax equivalent net interest income $ 90,158 $ 79,660 $ 64,299 Average earning assets $ 2,599,387 $ 2,189,354 $ 1,817,586